Exhibit 4.1

Number Shares SEE REVERSE SIDE FOR CERTAIN DEFINITIONS   CUSIP 76156B 10 7 REVOLVE GROUP, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFIES THAT is the owner of COMMON FULLY PAID AND NON-ASSESSABLE CLASS A COMMON SHARES, $0.001 PAR VALUE, OF REVOLVE GROUP, INC. transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certi*cate properly endorsed. This certi*cate is not valid until countersigned and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF, the said Corporation has caused this certi*cate to be signed by facsimile signatures of its duly authorized officers. Dated: SIG TO COME TITLE SIG TO COME TITLE   COUNTERSIGNED AND REGISTERED: EQUINITI TRUST COMPANY TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE

Revolve group, inc. Incorporated under the laws of the state of Delaware See reverse side for certain definitions Cusip 76156b 10 7 This certifies that Is the owner of Fully paid and non-assessable class a common shares, $0.001 par value, of Revolve group, inc. Transferable on the books of the corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the transfer agent and registrar. In witness whereof, the said corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers. Dated: sig to come title sig to come title Countersigned and registered: Equinti trust company transfer agent and registrar By authorized signature the board of this corporation has the authority to create and determine the relative rights and preferences of classes or series of shares of capital stock other than common stock. this corporation will furnish to any shareholder upon written request sent to its principal executive offices, and without charge, a full statement of the board’s authority to create and determine the relative rights and preferences, limitations and relative rights of the shares of each class or series then outstanding or authorized to be issues. the following abbreviations, when used in the inscription on the face of his certificate, shall be construes as though they were written out in fill according to applicable laws or regulations: ten com- as tenants in common utma – custodian (cust) (minor) ten ent – as tenants by entireties under uniform transfers to minors jt ten – as joint tenants with right of survivorship and not as tenants in common act (state) additional abbreviations may also be used though not in the above list. for value received hereby sell, assign, and transfer unto please insert social security or other identifying number of assignee (please print or typewrite name and address including postal zip code of assignee) shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint attorney to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises. dated notice: the signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alternation or enlargement or any change whatever. signature guaranteed all guarantees must be made by a financial institution (such as a bank or broker) which is a participant in the securities transfer agents madallion program (“stamp”). the new York stock exchange inc. medallion signature program (“msp”), or the stock exchanges medallion program (“semp”) and must not be dated, guarantees by a notary public are not acceptable.

THE BOARD OF THIS CORPORATION HAS THE AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK OTHER THAN COMMON STOCK. THIS CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON WRITTEN REQUEST SENT TO ITS PRINCIPAL EXECUTIVE OFFICES, AND WITHOUT CHARGE, A FULL STATEMENT OF THE BOARD’S AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK AS WELL AS THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES THEN OUTSTANDING OR AUTHORIZED TO BE ISSUED. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common UTMA – ____________ Custodian ____________ (Cust) (Minor) TEN ENT – as tenants by entireties under Uniform Transfers to Minors JT TEN – as joint tenants with right of survivorship Act ________________________________ and not as tenants in common (State) Additional abbreviations may also be used though not in the above list. For value received _____ hereby sell, assign, and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated ________________ X X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE GUARANTEED ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.